                                                                  EXHIBIT (a)(2)


                             LETTER OF TRANSMITTAL

         To Tender Common Units Representing Limited Partner Interests

                                      in

                        NATIONAL PROPANE PARTNERS, L.P.

             Pursuant to the Offer to Purchase dated April 9, 1999

                                      by

                            COLUMBIA PROPANE, L.P.,

                     the managing general partner of which
                        is a wholly-owned subsidiary of

                         COLUMBIA PROPANE CORPORATION

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
                                     TIME,
            ON THURSDAY, MAY 6, 1999, UNLESS THE OFFER IS EXTENDED.

                       The Depositary for the Offer is:

                   ChaseMellon Shareholder Services, L.L.C.

            By Mail:                     By Overnight Delivery:                    By Hand:
          P. O. Box 3301                   85 Challenger Road              120 Broadway, 13th Floor
    South Hackensack, NJ 07606              Mail Drop-Reorg                   New York, NY 10271
 Attn: Reorganization Department       Ridgefield Park, NJ 07660       Attn: Reorganization Department
    By Facsimile Transmission:                                           Confirm Receipt of Facsimile
 (For Eligible Institutions Only)                                             By Telephone Only:
          (201) 296-4293                                                        (201) 296-4860

  Delivery of this Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery. You must sign this Letter of Transmittal where indicated below and complete the substitute Form W-9 provided below.

                     DESCRIPTION OF COMMON UNITS TENDERED

                                                                Total Number of   Number of
 Name(s) and Address(es) of Registered Holder(s)                 Common Units      Common
      (Please Fill In, If Blank, Exactly As       Certificate   Represented By      Units
       Name(s) Appear(s) On Certificate(s))       Number(s)(1) Certificate(s)(1) Tendered(2)

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 (1) Need not be completed by Book-Entry Unitholders.
 (2) Unless otherwise indicated, it will be assumed that all Common Units evidenced by each certificate delivered to the Depositary are being tendered. See Instruction 4.

      THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE
        READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase (as defined below)) is utilized, if delivery of Common Units (as defined below) is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Unitholders who deliver Common Units by book-entry transfer are referred to herein as "Book-Entry Unitholders" and other Unitholders are referred to herein as "Certificate Unitholders". Unitholders whose certificates for Common Units are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Common Units and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Common Units in accordance with the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

 [_]CHECK HERE IF TENDERED COMMON UNITS ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER COMMON UNITS BY BOOK-ENTRY TRANSFER):

 Name of Tendering Institution: ________________

 The Depository Trust Company Account Number: __

 Transaction Code Number: ______________________

 [_]CHECK HERE IF TENDERED COMMON UNITS ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

 Name(s) of Registered Owner(s): ____________________________________________

 Window Ticket Number (if any): _____________________________________________

 Date of Execution of Notice of Guaranteed Delivery: ________________________

 Name of Institution that Guaranteed Delivery: ______________________________

 If delivered to Book-Entry Transfer Facility check this box: [_]

 The Depository Trust Company Account Number: _______________________________

 Transaction Code Number: ___________________________________________________

                    IF ANY OF THE CERTIFICATES REPRESENTING
                      COMMON UNITS THAT YOU OWN HAVE BEEN
                LOST, DESTROYED OR STOLEN, SEE INSTRUCTION 11.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to Columbia Propane, L.P., a Delaware limited partnership (the "Purchaser"), which has as its managing general partner CP Holdings, Inc., a Delaware corporation ("Purchaser General Partner"), which is a wholly-owned subsidiary of Columbia Propane Corporation ("Purchaser Holdings"), the above-described common units (the "Common Units") representing limited partner interests in National Propane Partners, L.P., a Delaware limited partnership (the "Partnership"), which has as its managing general partner National Propane Corporation ("National MGP"), at a price of $12.00 per Common Unit, net to the seller in cash, without interest, in accordance with the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated April 9, 1999 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged. Purchaser Holdings is a wholly-owned subsidiary of Columbia Energy Group.

  Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Common Units tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Common Units that are being tendered hereby (and any and all other Common Units or other securities or rights issued or issuable in respect thereof on or after April 9, 1999), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Units (and any such other Common Units or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Common Units (and any such other Common Units or securities or rights) or transfer ownership of such Common Units (and any such other Common Units or securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, upon the receipt by the Depositary as the undersigned's agent, of the purchase price with respect to such Common Units; (b) present such units for transfer on the books of the Partnership, to or upon the order of the Purchaser; and (c) receive all benefits and to otherwise exercise all rights of beneficial ownership of such Common Units all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Common Units (and any and all other Common Units or other securities or rights issued or issuable in respect of such Common Units on or after April 9, 1999) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Common Units (and any and all such other Common Units or securities or rights).

  All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned hereby irrevocably appoints A. Mason Brent and Thomas E. Perkins, Jr., and each of them and any other designees of the Purchaser, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Partnership's Unitholders or otherwise in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, all the Common Units tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and with respect to any and all other Common Units or other securities or rights issued or issuable in respect of such Common Units on or after April 9, 1999). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Common Units as provided in the Offer to Purchase. This power of attorney and proxy are coupled with an interest and are therefore irrevocable and are granted in consideration of the acceptance for payment of such Common Units in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke all prior powers of attorney and proxies appointed by the undersigned at any time with respect to such Common Units (and any such other Common Units or securities or rights) and no subsequent powers of attorney or proxies will be appointed by the undersigned, or be effective, with respect thereto.

  The undersigned understands that the Purchaser's acceptance for payment of Common Units validly tendered pursuant to one of the procedures described in
Section 2 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Common Units tendered hereby.

  Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or return any certificates for Common Units not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Common Units Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price and/or return any certificates for Common Units not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Common Units Tendered". In the event that "Special Payment Instructions" and/or "Special Delivery Instructions" are completed, please issue the check for the purchase price and/or return any certificates for Common Units not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and/or deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions", in the case of a book-entry delivery of Common Units, please credit the account maintained at the Book-Entry Transfer Facility with respect to any Common Units not accepted for payment. The undersigned recognizes that the Purchaser has no obligation pursuant to "Special Payment Instructions" to transfer any Common Units from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Common Units so tendered.

    SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

   To be completed ONLY if
 certificates for Common Units not
 tendered or not purchased and/or
 the check for the purchase price
 of Common Units purchased are to
 be issued in the name of someone
 other than the undersigned.

 Issue check and/or certificate(s)
 to:

 Name: ____________________________
              (Please Print)
 Address: _________________________
 __________________________________
            (Include Zip Code)

 Tax Identification or Social
 Security Number: _________________

(ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

   SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

   To be completed ONLY if
 certificates for Common Units not
 tendered or not purchased and/or
 the check for the purchase price
 of Common Units purchased are to
 be sent to someone other than the
 undersigned or to the undersigned
 at an address other than that
 shown under "Description of
 Common Units Tendered".

 Issue check and/or certificate(s)
 to:

 Name: ____________________________
              (Please Print)
 Address: _________________________
 __________________________________
            (Include Zip Code)

 Tax Identification or Social
 Security Number: _________________

(ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

                                   SIGN HERE

                   (Also Complete Substitute Form W-9 Below)

              --------------------------------------------------
                           Signature(s) of Holder(s)

              --------------------------------------------------
                           Signature(s) of Holder(s)

Date:                     , 1999

  (Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Common Units or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, agents, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):
    -------------------------------------------------------------------------
                                 (Please Print)

Capacity (Full Title):
              -----------------------------------------------------------------

Address:
    -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No.:
                     ----------------------------------------------------------

Tax Identification or
Social Security Number:
                 --------------------------------------------------------------

                           Guarantee of Signature(s)

                    (If Required - See Instructions 1 and 5)

Authorized Signature:
               ----------------------------------------------------------------

Name:
   ---------------------------------------------------------------------------
                                 (Please Print)

Title:
   ---------------------------------------------------------------------------

Name of Firm:
          ---------------------------------------------------------------------

Address:
    -------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No.:
                     ----------------------------------------------------------

Date:                                             , 1999

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

  1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Common Units) of Common Units tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or (b) if such Common Units are tendered for the account of an Eligible Institution. See Instruction 5.

  2. Requirements of Tender. This Letter of Transmittal is to be completed by Unitholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if delivery of Common Units is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a Unitholder validly to tender Common Units pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Common Units must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Common Units must be delivered pursuant to the procedures for book-entry transfer set forth herein and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering Unitholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

  Unitholders whose certificates for Common Units are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Common Units by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.

  Pursuant to such procedure, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary prior to the Expiration Date and (c) the certificates for all physically delivered Common Units in proper form for transfer or a Book-Entry Confirmation with respect to all tendered Common Units, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of the Notice of Guaranteed Delivery as provided in Section 2 of the Offer to Purchase.

  THE METHOD OF DELIVERY OF COMMON UNITS, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND SOLE RISK OF THE TENDERING UNITHOLDER. COMMON UNITS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Common Units will be purchased. All tendering Unitholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Common Units for payment.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Common Units should be listed on a separate schedule attached hereto and separately signed on each page in the same manner as this Letter of Transmittal is signed.

  4. Partial Tenders (Applicable to Certificate Unitholders Only). If fewer than all the Common Units evidenced by any certificate submitted are to be tendered, fill in the number of Common Units that are to be tendered in the box entitled "Number of Common Units Tendered". In any such case, new certificate(s) for the remainder of the Common Units that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Common Units tendered herewith. All Common Units represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder of the Common Units tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Common Units tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Common Units are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Common Units listed and transmitted hereby, and payment is to be made to, or certificates for Common Units not tendered or accepted for payment are to be issued to, such registered holder(s), then no endorsements of certificates or separate powers are required.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates for Common Units listed, or if payment is to be made or certificates for Common Units not tendered or not accepted for payment are to be issued to a person other than the registered holder of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate powers, in either case signed exactly as the name or names of the registered holders or owners appear on the certificates, with the signatures on the certificates or powers guaranteed as aforesaid. Signatures on such certificates or powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any certificate or power is signed by a trustee, executor, agent, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

  6. Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay any U.S. Federal, state or local transfer taxes with respect to the transfer and sale of Common Units to the Purchaser or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Common Units not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. Special Payment and Delivery Instructions. If a check is to be issued and/or certificates for Common Units not tendered or not accepted for payment are to be returned in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. Any Unitholder(s) delivering Common Units by book-entry transfer may request that Common Units not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Unitholder(s) may designate.

  8. Waiver of Conditions. Subject to the terms of the Offer, the Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, at any time and from time to time.

  9. 31% Backup Withholding. Under U.S. Federal income tax law, a Unitholder whose tendered Common Units are accepted for payment is required to provide the Depositary with such Unitholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, the Internal Revenue Service may subject the Unitholder or other payee to a $50 penalty and such payments may be subject to a 31% backup withholding.

  Certain Unitholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the Unitholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the Unitholder or other payee. Backup withholding is not an additional income tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering Unitholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Unitholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such Unitholder if a TIN is provided to the Depositary within 60 days.

  The Unitholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Common Units or of the last transferee appearing on the transfers attached to, or endorsed on, the Common Units. If the Common Units are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  10. Requests for Assistance or Additional Copies. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and questions or requests for assistance should be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below.

  11. Lost, Destroyed or Stolen Certificates. If any certificate representing Common Units has been lost, destroyed or stolen, the Unitholder should promptly call American Stock Transfer & Trust Co. at (800) 937-5449. The Unitholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES (OR BOOK-ENTRY CONFIRMATION) AND ALL OTHER REQUIRED DOCUMENTS, OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED HEREIN).

      PAYER'S NAME:  ChaseMellon Shareholder Services, L.L.C., Depositary

--------------------------------------------------------------------------------

 SUBSTITUTE             Name  _________________________________________________
 Form W-9               Address _______________________________________________
 Department of                               (Number and Street)
 the Treasury                --------------------------------------------------
 Internal                    (City)             (State)              (Zip Code)
 Revenue               --------------------------------------------------------
 Service

                                                         ---------------------


                                                             Social Security
                                                                Number(s)
                        Part 1 - PLEASE PROVIDE          OR __________________
                        YOUR TIN IN THE BOX AT
                        RIGHT AND CERTIFY BY               Employer
                        SIGNING AND DATING BELOW.          Identification
 Payer's Request for Taxpayer Identification Number ("TIN")Number(s)
                                                         (If awaiting TIN
                                                         write "Applied For")
                        Part 2 - For Payees Exempt from Backup Withholding
                        see the enclosed Guidelines and complete as
                        instructed therein.
                       --------------------------------------------------------
                        Certification - Under penalties of perjury, I certify that:
                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or a Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an
                            application to receive a Taxpayer Identification Number to the appropriate Internal Revenue
                            Service ("IRS") or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification
                            Number within sixty (60) days, 31% of all
                            reportable payments made to me thereafter will be withheld until I provide a number), and
                        (2) I am not subject to backup withholding because
                            (a) I am exempt from backup withholding, (b) I
                            have not been notified by IRS that I am subject
                            to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
                           Certification Instructions - You must cross out
                           item (2) above if you have been notified by the
                           IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup
                           withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).
--------------------------------------------------------------------------------
                                                                Part 3 -

SIGNATURE: __________________________________________________    Awaiting
                                                                TIN [_]

NAME: _______________________________________________________

DATE: _______________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
       IN THE SPACE PROVIDED FOR THE TIN IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
   I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

 Signature ____________________________    Date  ______________________, 1999

  Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers below. Requests for additional copies of the Offer to Purchase, the related Letter of Transmittal and all other tender offer materials may be directed to the Information Agent or the Dealer Manager. Copies will be furnished promptly at the Purchaser's expense. No fees or commissions will be paid to any broker or dealer or any other person (other than the Information Agent and the Dealer Manager) for soliciting tenders of Common Units pursuant to the Offer.
                    The Information Agent for the Offer is:
                          INNISFREE M&A INCORPORATED
                        501 Madison Avenue, 20th Floor
                           New York, New York 10022
                        Call Toll-Free: (888) 750-5834
                Banks and Brokers call collect: (212) 750-5833

                     The Dealer Manager for the Offer is:
                           PAINEWEBBER INCORPORATED
                          1285 Avenue of the Americas
                           New York, New York 10019
                        Call Toll-Free: (800) 548-1775
                Banks and Brokers call collect: (212) 713-9924